Exhibit 99.4

Investor Presentation August 2013

Safe Harbor This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements include, for example, statements regarding benefits of the proposed merger, integration plans, expected synergies and anticipated future financial and operating performance and results, including estimates for growth . There are a number of risks and uncertainties that could cause actual results to differ materially from the forward - looking statements made herein . A discussion of some of these risks and uncertainties is contained or referred to in the Current Reports on Form 8 - K filed with the SEC by Parametric Sound Corporation on August 5 , 2013 . Additional factors that could cause Voyetra Turtle Beach’s and Parametric Sound Corporation’s results to differ materially from those described in the forward - looking statements can be found in the Annual Report on Form 10 - K for the fiscal year ended September 30 , 2012 , and Quarterly Reports on Form 10 - Q for the quarterly periods ended December 31 , 2012 , and March 31 , 2013 , of Parametric Sound Corporation, as such reports may have been amended, each filed with the SEC and available on the SEC’s website, www . sec . gov . These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that Parametric Sound Corporation will file with the SEC in connection with the proposed merger . Readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . Neither Voyetra Turtle Beach nor Parametric Sound Corporation undertakes any obligation to publicly release any revision to its forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by law . 1

Additional Information This material is not a substitute for the proxy statement that Parametric Sound Corporation will file with the Securities and Exchange Commission, the definitive version of the proxy statement which will be mailed to security holders in connection with the proposed merger . WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Voyetra Turtle Beach, Parametric Sound Corporation and the proposed merger . Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www . sec . gov . Free copies of the proxy statement (when available) and other documents filed with the SEC also can be obtained by directing a request to Parametric, Attention : Investor Relations, telephone : (888) 477 - 2150 . The directors and executive officers of Parametric Sound Corporation and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction . Information regarding Parametric Sound Corporation’s directors and executive officers is available in its definitive proxy statement filed with the SEC by Parametric Sound Corporation on January 10 , 2013 and in its Annual Report on Form 10 - K filed with the SEC on November 28 , 2012 . Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement and other relevant materials to be filed with the SEC when they become available . 2

Agenda 3 Strategic Rationale & Transaction Overview Parametric Sound Overview Turtle Beach Overview Ken Potashner & Juergen Stark Ken Potashner Juergen Stark

Parametric Sound Is Merging with Voyetra Turtle Beach 4 ▪ Over 30 years of audio technology innovation and commercialization ▪ Leading gaming audio brand with # 1 U.S. market share in gaming headsets ▪ Profitable with approximately $205 million in 2012 revenues ▪ Broad global distribution across retail channels ▪ Scalable, international supply chain ▪ Pioneer in disruptive HyperSound TM audio technology ▪ Strong R&D focus ▪ 24 U.S. and 2 foreign patents issued, 12 pending patents ▪ Initial stages of product commercialization ▪ Diverse consumer, healthcare and commercial applications Voyetra Turtle Beach (“Turtle Beach”) Parametric Sound Corporation (“Parametric Sound”) Parametric Overview Turtle Beach Overview Transaction Summary Turtle Beach Is Acquiring Parametric Sound

Transaction Expected to Create Value for Parametric Sound Shareholders x Ability to drive development, commercialization, marketing and distribution of HyperSound based products − Digital signage/commercial − Hearing impaired solutions − Gaming and PC audio − TV and home theater x Optimize mix between commercialized products and licensing opportunities x Combined audio expertise in digital signal processing and product engineering x Turtle Beach’s greater financial resources will help fund product development x Leverage Turtle Beach’s scalable supply chain to bring products to market x Capitalize on Turtle Beach’s deep, global retail relationships for widespread distribution x Turtle Beach’s position as a leading and established consumer interfacing audio brand will support adoption of newly introduced HyperSound products 5 Parametric Overview Turtle Beach Overview Transaction Summary Leading and diversified audio technology company with attractive global end - market opportunities Develop Commercialize Distribute Market x Combined audio expertise in digital signal processing and product engineering x Greater financial resources to fund development x Digital signage/commercial applications x Hearing impaired solutions x Gaming and PC audio x TV and home theater x Scalable supply chain x Deep, global retail relationships x Leverage Turtle Beach’s leading and established consumer audio brand to support adoption of HyperSound TM products

Highly Experienced Management Team 6 ▪ Joined Turtle Beach in 2012 as Chief Executive Officer ▪ 3 years as Chief Operating Officer of Motorola’s $9 billion mobile devices business ▪ 6 years running various hardware and software businesses in consumer, enterprise, and government sectors for Motorola ▪ 3.5 years running Centerpost , a technology startup he co - founded in 2000 ▪ 10 years at McKinsey and Company; 3 years as Principal ▪ MBA from Harvard Graduate School of Business Administration ▪ Bachelor’s degree from the University of Michigan Juergen Stark, Chief Executive Officer of Turtle Beach Ken Potashner , Executive Chairman and Director of Parametric Sound Parametric Overview Turtle Beach Overview Transaction Summary ▪ Appointed a Director of Parametric Sound in December 2011 and Executive Chairman in March 2012 ▪ Also serves as Chairman of the Board of Directors of Newport Corporation ▪ 5 years as Chairman of the Board of Directors of Maxwell Technologies ▪ 4 years as President, Chief Executive Officer and Chairman of SONICblue Incorporated (formerly S3 Incorporated) ▪ Master’s degree in electrical engineering from Southern Methodist University ▪ Bachelor’s degree from Lafayette College

Transaction Overview 7 Parametric Overview Turtle Beach Overview Transaction Summary Company Name Consideration PF Ownership Headquarters Approvals & Timing Parametric Sound Corporation ( Nasdaq : PAMT) Shares of Parametric Sound common stock 80% Turtle Beach / 20% Parametric Sound 1 San Diego, California The transaction is subject to customary closing conditions, including, among other things, the accuracy of the representations and warranties, subject to an overall material adverse effect qualification; compliance by the parties with their respective covenants; no existence of any law or order preventing the Merger and related transactions; termination of the waiting period under the HSR Act; approval by Nasdaq of the listing of the Common Stock to be issued in connection with the Merger and Parametric Sound’s obligations under the Merger Agreement; and the election of certain representatives of Turtle Beach to the board of Parametric Sound by Parametric Sound’s stockholders. Additional closing conditions include the approval by Parametric Sound’s shareholders of the issuance of Common Stock in connection with the Merger and Parametric Sound raising at least $5 million in additional capital on specified terms prior to the closing of the transaction 1 Subject to adjustment as provided in the merger agreement

Transaction Summary
Parametric Overview
Turtle Beach Overview

Breakthrough HyperSound™ Technology

Why HyperSound™ is a Disruptive Technology

- Sound creation along a directional ultrasonic beam fundamentally changes how sound is created and delivered to listeners
- Immersive 3D sound-emitter technology beams audio like a laser and immerses the listener in clear, distinct, robust 3D sound
- Enhances the audio enjoyment of a broad segment of the aging and hearing impaired population allowing them to hear audio more clearly
- Ability to control the placement of sound is crucial to various commercial and consumer applications


Reflecting Surface
Sound Appears to Originate at Surface
HSS Ultrasonic Emitter
No Sound
Direct Sound
Reflected Sound


Ultrasonic Energy Column Is Highly Directional
Audible Sound is Highly Directional Over Long Distances
Emitter
The Length of the Ultrasonic Column Determines the Directionality at Audio Frequencies

Key Applications

Digital Signage & Commercial Applications

- Retail signs
- Kiosks
- Restaurant tables
- Drive-thru's

Healthcare – Clarity of HyperSound™

- Personal sound amplification
- Assisted listening devices
- Targeted medical applications

Home Entertainment – 3D

- Flat panel TV speakers
- Sound bars
- Home audio systems
- Portable audio

Computer Gaming – 3D

- PlayStation/Xbox/Nintendo
- 2.1 system for PCs

Other – Directionality

- Automobile, cinema, and many more

Today

Licensing

Tomorrow

Commercialization

TURTLE BEACH
PARAMETRIC SOUND™ CORPORATION

8

Turtle Beach: Over 30 Years of Audio Technology Innovation 9 1975 – 1984: Synthesizers 1985 – 2004: PC Audio 2005 – Today: Audio Headsets 1975 Voyetra Founded 1981 8 Synthesizer 1983 Sequencer Plus 1985 Turtle Beach Founded 1990 56k Digital Recording System 1991 First 16 - bit PC Sound Card 1991 First multi - track PC recording app 1997 First PCI Sound Card 2000 Internet Audio Receiver 2005 X - 51 First Gaming Headset 2005 HPA First Multi - Channel Headset 2007 X3 First Wireless Gaming Headset 2008 X4 First Dolby Surround Headset 2009 X31 + X41 First RF Wireless Headsets 2010 DSS Dolby Processor 2013 PX5 + XP500 First Wireless Programmable Headsets 2013 iSeries First purpose - built for Mac OS and iOS First DTS Surround Sound Headphones Transaction Summary Parametric Overview Turtle Beach Overview

Transaction Summary
Parametric Overview
Turtle Beach Overview

Turtle Beach Is the Leading U.S. Audio Gaming Headset Brand

- ✓ Leveraged audio technology to create gaming headset category
- ✓ Diverse product line covering all segments
- ✓ Best-in-class products
- ✓ Exceptionally strong retail relationships
- ✓ Unmatched partnerships

2012 U.S. Gaming Headset Market Share


8.6%
5.2%
5.4%
53.2%
11.5%
12.6%
Turtle Beach
Microsoft
Sony
Mad Catz
PDP-Pelican
Other

Source: The NPD Group, Inc.

10

Diverse Product Line Covering All Major Platforms 11 Select Product Offering Xbox PlayStation PC Apple Call of Duty 7 Series Tournament Mixer Dolby Processor $30 $300 $59.95 X12 Amplified Stereo Sound $99.95 X32 Wireless Amplified Stereo Sound $169.95 XP300 Wireless Amplified Stereo Gaming + Wireless Chat $289.95 XP510 Premium Wireless Dolby Surround Sound and Audio Presets $269.95 PX51 Premium Wireless Dolby Surround Sound and Audio Presets $79.95 PX22 Amplified Universal Stereo Sound $39.95 PLa Amplified Stereo Sound $149.95 DPX21 Universal Wired Dolby 7.1 Surround Sound $269.95 ZSeven Professional Tournament Grade Headset with Surround Sound and Audio Presets $29.95 Z1 Portable Stereo Sound $69.95 Z2 Professional Grade Stereo Sound $199.95 Z300 Wireless Dolby 7.1 Surround Sound Superior versatility as select products are compatible with multiple platforms Transaction Summary Parametric Overview Turtle Beach Overview Nintendo $49.95 N11 Wired Stereo Sound $29.95 NLa Wired Stereo Sound $399.95 $299.95 $199.95

Best - In - Class Products that Meet Gamers’ Audio Needs 12 x Immersive experience x Precise & directional sound cues x Ability to control/customize x Communication with other players x Comfort for long gaming sessions x Privacy x Versatile connectivity of devices Superior quality Technological innovation Feature rich Stylish designs Gaming authenticity Turtle Beach headsets enable superior gameplay Transaction Summary Parametric Overview Turtle Beach Overview ▪ Sonic Lens & Dynamic Chat Boost ▪ Programmable Digital Signal Processor (DSP) for customized inbound audio presets ▪ Voice suite, including noise gate, chat boost, and variable mic monitor for outbound audio ▪ The only wireless headsets on the market with Dual - band WiFi ▪ Dual - pairing Bluetooth for voice calls and streaming music ▪ Phone integration for both wireless and wired headsets ▪ Out - of - the - box versatility to work with consoles, PC, Mac, tablet and mobile devices Range x All major platforms x Prices ranging from $30 to $300 Technology x Audio performance in all headsets x Unique and valued features Quality x Excellent build quality x Premium finishes

Unsurpassed Global Retail Distribution 13 Wide Distribution Exceptional Retail Relationships 27,000 storefronts globally 40 countries across North America, South America, Europe, the Middle East, Africa and Asia More than 200,000 points of distribution, up 50,000 in 2013 More than 10,000 interactive kiosks with retailers + 5,000 in 2013 Asia Latin America U.S. Canada U.K. & Europe Bravo Award Innovation Award Platinum Vendor Transaction Summary Parametric Overview Turtle Beach Overview

Unmatched Partnerships & Connection to Gaming Community 14 Source: The NPD Group, Inc. ▪ Key presence in growing eSports and game streaming communities ▪ Official audio partner for Major League Gaming, which has a dedicated and growing community of 8 million viewers worldwide who watch an average of 150 minutes at a time ▪ Official audio partner for Twitch, the leading video game platform and community for gamers with more than 34 million visitors per month ▪ Turtle Beach is one of only two companies officially licensed to produce Xbox One compatible headsets ▪ Turtle Beach is working with Microsoft to develop market - leading audio solutions for Xbox One, including 2 new gaming headsets for the launch ▪ Turtle Beach is also officially licensed for Xbox 360 and Nintendo Wii U ▪ Exclusive 2 year agreement with Activision, the #1 entertainment brand in the world, and includes 3 new Call of Duty Ghosts headsets ▪ Promotional partnerships with Bethesda and Wargaming ▪ Partnerships and integrations with entertainment companies ▪ Marvel ▪ DC Comics ▪ Warner Brothers Consoles Games Entertainment eSports Transaction Summary Parametric Overview Turtle Beach Overview

Turtle Beach Has a Scalable, International Supply Chain and Reach 15 Transaction Summary Parametric Overview Turtle Beach Overview Represents countries where Turtle Beach has retail distribution Turtle Beach available in 15,000 stores in North America and more than 12,000 across Europe, Africa, the Middle East and Asia Office and warehouse locations in U.S. and U.K. Contract manufacturing facilities located in China

$27,493 $27,106 $26,861 $27,703 $28,899 $30,477 2011 2012 2013 2014 2015 2016 Attractive Global Market Opportunities 16 73% of U.S. households play video games 73% 27% There are two gamers in each U.S. game - playing household say gaming is their favorite activity 51% of U.S. households own a gaming console, and those that do own an average of two 1 in 3 Americans Global Console Videogame Market Is Poised for Growth Following the Console Refresh Favorable Trends Post Console Refresh ▪ From 2007 to 2012, U.S. headsets grew from only 3% to 21% of all video game accessory sales ▪ As of year - end 2012, Turtle Beach owned 53% of the U.S. gaming headset market, based on an NPD Group study, and accounted for 61% of the growth in the category when measured in dollar sales ▪ According to the NPD Group study, Turtle Beach has created 4 of the 5 best selling headsets ever in the U.S. ▪ Additional connectivity options and enhanced functionality are areas of focus in gaming headsets ▪ Although the videogame market is experiencing recent softness, the console refresh in 2013 should provide stable growth and visibility to 2016 once underway Console Refresh Source: PWC, Wilkofsky Gruen Assoicates ; 2013 Electronic Software Association study: ESSENTIAL FACTS ABOUT THE COMPUTER AND VIDEO GAME INDUSTRY; The NPD Group, Inc., Gaming Headset Study, May 2013 (U.S. figures) Global Videogame Market ($ billions) Console Refresh $1,603 $1,724 $1,834 $1,966 $2,131 $2,261 $2,318 $2,345 $2,396 2008 2009 2010 2011 2012 2013 2014 2015 2016 [alternate versions] Global Aftermarket Console & PC Gaming Accessories Revenues ($ millions) 2015 2016 58,185 Volume (thousands) 2008 2009 2010 2011 2012 2014 2013 36,661 40,154 43,604 47,346 51,193 55,059 57,192 59,774 Source: 2012 IDC Gaming Market Analysis; 2013 Electronic Software Association study: ESSENTIAL FACTS ABOUT THE COMPUTER AND VIDEO GAME INDUSTRY $61 $63 $66 $71 $73 $78 $83 $90 $95 $100 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Source: 2013 Electronic Software Association study: E SSENTIAL FACTS ABOUT THE COMPUTER AND VIDEO GAME INDUSTRY ; Equity research $4,600 $7,040 $7,810 $7,300 $6,290 $5,590 $3,980 $3,672 $4,719 $5,446 $5,186 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Source: Ken Research; 2013 Electronic Software Association study: ESSENTIAL FACTS ABOUT THE COMPUTER AND VIDEO GAME INDUSTRY Source: PWC , Wilkofsky Gruen Assoicates ; 2013 Electronic Software Association study: ESSENTIAL FACTS ABOUT THE COMPUTER AND VIDEO GAME INDUSTRY $12,589 $15,630 $14,687 $14,347 $13,880 $14,021 $14,261 $14,923 $15,723 $16,585 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Total end - user spending ($ millions) Transaction Summary Parametric Overview Turtle Beach Overview ▪ Aggregate worldwide spending by PC gamers in aftermarket accessories 1 is expected to rise at a five - year CAGR of 6.6% to $9.5 billion by 2016 ▪ The most important aftermarket categories are headsets and gamepads/controllers ▪ Enhancing connectivity and functionality options are the main points of focus in gaming headsets ▪ The online gaming communities are expected to continue to drive growth in audio products in the future ▪ Although the videogame market is experiencing a trough, the console refresh in 2012 - 2013 should provide stable growth and visibility to 2016 once underway 1 Aftermarket accessories include mice, keyboards, gamepads/controllers, headsets, headphones and stereo/surround sound speakers ($ millions)

U.S. Gaming Headset Market Opportunity 17 55% 52% 50% 37% 33% 35% 43% 39% 38% 45% 44% 41% 2% 2% 5% 7% 10% 10% 7% 7% 8% 6% 5% 4% 7% 9% 2008 2009 2010 2011 2012 2013 Under $50 $50-$99 $100-$149 $150-$199 $200+ More than half of headset owners are using their first headset The market for $100+ headsets has grown 12x in 5 years 22% Using first headset Using second headset Using two or more headsets 55% 35% 10% Gamers Who Own a Headset Headset Ownership & Usage Historical Price Trends Only 22% of gamers currently own a headset Source: The NPD Group, Inc., Gaming Headset Study , May 2013 Transaction Summary Parametric Overview Turtle Beach Overview

Where We Go From Here

Audio technology patents

Turtle Beach Product Development

- Continue to grow leadership position in gaming audio segment
  - Core Turtle Beach products
  - HyperSound™ products over time
- Penetrate broader media headset category

Common Technology

- Increase funding for HyperSound™ R&D
- Drive digital signal processing technology
- Continue to license technology as appropriate

HyperSound™ Product Development

- Drive commercial HyperSound™ market
- Establish and grow products for the hearing impaired
- Identify & license / commercialize new HyperSound™ products

Incredible combined audio technology franchise with significant opportunities for sustained growth

18

Timetable to Close 19 Event Expected Timing ▪ Announcement date ▪ 8/5/13 ▪ Anticipated Parametric Sound shareholder vote (Turtle Beach shareholders have approved) ▪ ~4 months ▪ Anticipated transaction closing ▪ Q4 2013 following regulatory and Parametric Sound shareholder approval